                               LINE OF CREDIT AGREEMENT




                                       BETWEEN



                         MONTGOMERY WARD & CO., INCORPORATED



                                         AND



                              THE NORTHERN TRUST COMPANY











                               AS OF DECEMBER 19, 1996

                                        INDEX

                                                                            PAGE


1.  ADOPTION OF RECITALS....................................................  1

2.  DEFINITIONS.............................................................  2

    a.   "Associate"........................................................  2
    b.   "Average Closing Price"............................................  2
    c.   "Bank".............................................................  2
    d.   "Borrowers"........................................................  2
    e.   "Call Right".......................................................  2
    f.   "Callable Loan"....................................................  2
    g.   "Ceiling Amount"...................................................  2
    h.   "Collateral".......................................................  2
    i.   "Collateral Insufficiency Notice"..................................  2
    j.   "Company"..........................................................  2
    k.   "Credit Agreement..................................................  2
    l.   "Fair Market Value per Share"....................................... 3
    m.   "First Chicago"....................................................  3
    n.   "Holding Corp."....................................................  3
    o.   "Line".............................................................  3
    p.   "Line Amount"......................................................  3
    q.   "Line of Credit Program"...........................................  3
    r.   "Lines"............................................................  3
    s.   "Loan".............................................................  3
    t.   "1991 Line of Credit Agreement"....................................  3
    u.   "Note".............................................................  3
    v.   "Notice"...........................................................  4
    w.   "Outstanding Amount"...............................................  4
    x.   "Pledge Agreement".................................................  4
    y.   "Program Committee"................................................  4
    z.   "Program Term".....................................................  4
    aa.  "Put Right"........................................................  4
    bb.  "Putable Loan".....................................................  4
    cc.  "Shares"...........................................................  4
    dd.  "Stockholders Agreement"...........................................  4
    ee.  "Title 11".........................................................  4
    ff.  "Vested Shares"....................................................  4
    gg.  "Voting Trust Agreement"...........................................  4

                                        INDEX

                                                                            PAGE

    hh.  "Voting Trust Certificates"........................................  4

3.  LINES OF CREDIT.........................................................  5
    a.   Terms of the Lines.................................................  5
    b.   Note and Pledge Agreement..........................................  6
    c.   Charges to Borrowers...............................................  6

4.  COVENANTS AND AGREEMENT.................................................  6
    a.   Establishment of Lines.............................................  6
    b.   Acceleration of Lines..............................................  7
    c.   Change in Fair Market Value per Share..............................  7
    d.   Death or other Cessation of Employment of a Borrower...............  7
    e.   Provision of Certain Financial Data................................  7
    f.   Secretary's Certificate............................................  7

5.  BANK'S RIGHT TO PUT A LOAN TO THE COMPANY...............................  7
    a.   Put Right..........................................................  7
    b.   Survival of Put Rights.............................................  8
    c.   Closing............................................................  8
    d.   Recovery of Deficiency by the Bank.................................  9

6.  COMPANY'S RIGHT TO CALL A LOAN FROM THE BANK............................  9
    a.   Call Right.........................................................  9
    b.   Survival of Call Rights............................................ 10
    c.   Closing............................................................ 10
    d.   Recovery of Deficiency by the Bank................................. 10

7.  ASSIGNMENT BY THE COMPANY............................................... 10

8.  APPLICATION OF STOCKHOLDERS AGREEMENT AND VOTING TRUST AGREEMENT;
    LETTER AGREEMENT........................................................ 10
    a.   Application........................................................ 10
    b.   Letter Agreement................................................... 11

9.  PROGRAM COMMITTEE....................................................... 11

10. TERMINATION............................................................. 11

                                        INDEX

                                                                            PAGE

11. FEES.................................................................... 11

12. TERMINATION OF THE BANK'S COMMITMENT TO MAKE LOANS...................... 11
    a.   Any Loans.......................................................... 11
    b.   Putable Loan....................................................... 12
    c.   Regulation U....................................................... 12
    d.   Updated Financial Information...................................... 12
    e.   Defaulted Loan..................................................... 12

13. MISCELLANEOUS........................................................... 12
    a.   Waiver............................................................. 12
    b.   Further Assurances................................................. 13
    c.   No Representations, Warranties or Guaranty......................... 13
    d.   Governing Law...................................................... 13
    e.   Remedy............................................................. 13
    f.   Notice............................................................. 13
    g.   Entire Agreement................................................... 14
    h.   Severability....................................................... 14
    i.   Headings........................................................... 15
    j.   Counterparts....................................................... 15

SCHEDULE I - Schedule of Borrowers and Ceiling Amounts

                               LINE OF CREDIT AGREEMENT


    THIS LINE OF CREDIT AGREEMENT (the "Agreement") is entered into as of the 19th day of December, 1996, by and between MONTGOMERY WARD & CO., INCORPORATED (the "Company") and THE NORTHERN TRUST COMPANY (the "Bank").


                                   R E C I T A L S


    A. The Company, the Bank and The First National Bank of Chicago ("First Chicago") have entered into a Line of Credit Agreement dated as of November 19, 1991 (the "1991 Line of Credit Agreement") providing for a line of credit program with a term of five years under which the Bank and First Chicago agreed to make available to certain Associates (as hereinafter defined) designated by the Company from time to time revolving lines of credit with the Bank and First Chicago in the aggregate amount of $10,000,000 secured by shares of Class A common stock ("Shares") of Montgomery Ward Holding Corp. ("Holding Corp.") pledged directly or through the pledge of Voting Trust Certificates (as hereinafter defined) representing an Associate's beneficial ownership of Shares;

    B. The Company desires to replace the expired line of credit program under the 1991 Line of Credit Agreement with a line of credit program under which revolving lines of credit (the "Lines") totaling an aggregate of $614,364.18 and secured by Shares of Holding Corp. pledged directly or through the pledge of Voting Trust Certificates are made available by the Bank to those Associates listed on SCHEDULE I hereto ("Borrowers") in order to provide liquidity for such Shares owned by each of the Borrowers (the "Line of Credit Program");

    C. The Bank desires to participate in the Line of Credit Program as the lender; and

    D. The Bank and the Company desire to create certain put and call options contained herein with respect to each Loan (as hereinafter defined);


                                  A G R E E M E N T

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bank agree as follows:

    1. ADOPTION OF RECITALS. The parties hereto adopt the foregoing recitals and agree and affirm that construction of this Agreement shall be guided thereby.

    2.   DEFINITIONS.  For purposes of this Agreement:

         a. "ASSOCIATE" shall mean an employee of the Company or any of its affiliates;

         b. "AVERAGE CLOSING PRICE" shall have the meaning ascribed to it in the Stockholders Agreement;

         c. "BANK" shall have the meaning ascribed to it in the heading of this Agreement;

         d. "BORROWERS" shall have the meaning ascribed to it in Recital B of this Agreement;

         e. "CALL RIGHT" shall have the meaning ascribed to it in Section 6a of this Agreement;

         f. "CALLABLE LOAN" shall have the meaning ascribed to it in Section 6a of this Agreement;

         g. "CEILING AMOUNT" shall mean the maximum amount available to an Associate under his or her Line, as specified for such Associate opposite his or her name on SCHEDULE I hereto, as such amount may be reduced from time to time by the Program Committee; PROVIDED, HOWEVER, that the consent of the Bank shall be required to reduce the Ceiling Amount of any Borrower below the greater of (i) $25,001 or (ii) the Outstanding Amount (as hereafter defined) for such Borrower; PROVIDED FURTHER, HOWEVER, that upon a default under any Borrower's Note, the Bank, in its sole discretion, may reduce such Borrower's Ceiling Amount;

         h. "COLLATERAL" shall mean either the Shares, or Voting Trust Certificates (as hereinafter defined) representing a Borrower's beneficial ownership of Shares, pledged to the Bank to secure the obligation to repay a Loan and any other property pledged to secure such repayment, including, without limitation, any promissory note pledged in accordance with Section 8a of this Agreement;

         i. "COLLATERAL INSUFFICIENCY NOTICE" shall have the meaning ascribed to it in Section 6a of this Agreement;

         j. "COMPANY" shall have the meaning ascribed to it in the heading of this Agreement;

         k. "CREDIT AGREEMENT" shall mean that certain Long Term Credit Agreement dated as of September 15, 1994 among the Company, various banks, First Chicago, as Documentary Agent, The Bank of Nova Scotia, as Administrative Agent, The Bank of New York, as Negotiated Loan Agent, and Bank of America National Trust and Savings Association, as Advisory Agent, as heretofore and hereafter amended, and any extensions or renewals thereof or any agreement under which indebtedness is issued that serves to refund or refinance the indebtedness thereunder; if indebtedness is issued on both a term and a revolving basis to refund or refinance such indebtedness, the agreement under which the revolving indebtedness is issued shall constitute the Credit Agreement, and if such indebtedness is paid in full and has not been refunded or refinanced and the commitments with respect thereto have been terminated, until such refunding or refinancing, for the purposes of this Agreement, the last Credit Agreement in effect at the time of such payment shall be deemed to constitute the Credit Agreement;

         l. "FAIR MARKET VALUE PER SHARE" shall have the meaning ascribed to it in the Stockholders Agreement, and is $17.00 as of the date of this Agreement;

         m. "FIRST CHICAGO" shall have the meaning ascribed to it in Recital A of this Agreement;

         n. "HOLDING CORP." shall have the meaning ascribed to it in Recital A of this Agreement;

         o. "LINE" shall mean a line of credit established with the Bank pursuant to the Line of Credit Program;

         p. "LINE AMOUNT" shall mean the maximum borrowings permitted under a Line which shall not exceed the Ceiling Amount;

         q. "LINE OF CREDIT PROGRAM" shall have the meaning ascribed to it in Recital B of this Agreement;

         r. "LINES" shall have the meaning ascribed to it in Recital B of this Agreement;

         s. "LOAN" shall mean the amount of money a Borrower borrows from the Bank pursuant to his or her Line;

         t. "1991 LINE OF CREDIT AGREEMENT" shall have the meaning ascribed to it in Recital A of this Agreement.

         u. "NOTE" shall have the meaning ascribed to it in Section 3b of this Agreement;

         v. "NOTICE" shall have the meaning ascribed to it in Section 6a of this Agreement;

         w. "OUTSTANDING AMOUNT" shall mean the outstanding principal amount of a Loan, as the same may change from time to time;

         x.   "PLEDGE AGREEMENT" shall have the meaning ascribed to it in
         Section 3b of this Agreement;

         y. "PROGRAM COMMITTEE" shall mean the program committee as empowered to act on behalf of the Company and Holding Corp. with respect to all matters concerning the Line of Credit Program;

         z. "PROGRAM TERM" shall mean the term commencing on the date hereof and ending on June 21, 1998;

         aa. "PUT RIGHT" shall have the meaning ascribed to it in Section 5a of this Agreement;

         bb. "PUTABLE LOAN" shall have the meaning ascribed to it in Section 5a of this Agreement;

         cc. "SHARES" shall have the meaning ascribed to it in Recital A of this Agreement and shall, unless the context otherwise requires, include Voting Trust Certificates issued in exchange therefor;

         dd. "STOCKHOLDERS AGREEMENT" shall mean that certain BFB Acquisition Corp. Stockholders Agreement dated June 17, 1988, between Bernard F. Brennan, General Electric Capital Corporation, and certain holders of Shares, as heretofore and hereafter amended;

         ee. "TITLE 11" shall mean Title 11 of the United States Code and any successor provision;

         ff. "VESTED SHARES" shall have the meaning ascribed to it in the Stockholders Agreement;

         gg. "VOTING TRUST AGREEMENT" shall mean that certain Voting Trust Agreement dated June 21, 1988 between Bernard F. Brennan, as the voting trustee, and certain holders of Shares; and hh. "VOTING TRUST CERTIFICATES" shall mean voting trust certificates issued by the voting trustee pursuant to the Voting Trust Agreement.

    3. LINES OF CREDIT. The Bank hereby covenants to and agrees with the Company as follows:

         a. TERMS OF THE LINES. The Bank covenants to and agrees with the Company that, during the Program Term, the Bank shall make available to Borrowers Lines in the aggregate amount of $614,364.18 and, in the case of each Borrower, a Line in an amount up to such Borrower's Ceiling Amount; PROVIDED, HOWEVER, that the Bank shall not be obligated to establish a Line in an amount less than $25,001. The Note and the Pledge Agreement shall establish the following requirements with respect to each Loan made thereunder:

              (1) the Collateral required for each Loan shall be a number of Shares which are Vested Shares owned by the Borrower equal to:
         (i) the Line Amount multiplied by two; and (ii) divided by the Fair Market Value per Share in effect at the date of such Loan;

              (2) at such times as the Fair Market Value per Share is reduced below the value at the date hereof or below the value in effect at the time of the most recent adjustment in accordance with this Section 3a(2) or Section 3a(3), the Collateral shall be adjusted such that the aggregate fair market value of the Collateral shall be equal to two (2) times the Line Amount, and the Borrower shall, within ten (10) days of such date:

                   (i) make a prepayment of the Outstanding Amount of his or her Loan sufficient to effect such adjustment; or

                   (ii) pledge additional Shares sufficient to effect such
              adjustment; PROVIDED, HOWEVER, that in making such adjustments, no adjustment shall be made for fractional Shares;

              (3) at such times as the Fair Market Value per Share is increased by ten percent (10%) or more over the value at the date hereof or over the value in effect at the time of the most recent adjustment in accordance with this Section 3a(3) or Section 3a(2), the Bank shall promptly, upon the Borrower's written request, return Shares to the Borrower sufficient to cause the fair market value of the Collateral to be equal to and not exceed two (2) times the Line Amount for such Borrower; PROVIDED, HOWEVER, that in making such adjustments, no adjustment shall be made for fractional Shares;

              (4) the principal amount of each Loan, together with all accrued and unpaid interest, shall be payable at the end of the Program Term, except as otherwise provided in Sections 4a and 12b-e of this Agreement; PROVIDED, HOWEVER, that a Borrower shall be required to make prepayments on his or her Loan in accordance with Section 8a of this Agreement in the event that Collateral is purchased pursuant to exercise of options under the Stockholders Agreement;

              (5) the Outstanding Amount shall accrue interest at the Bank's prime rate, as the same may change from time to time;

              (6) accrued interest shall be payable monthly in arrears, except as otherwise provided in Sections 5a and 6a of this Agreement;

              (7) each Borrower shall be permitted to prepay his or her Loan in whole or in part at any time without premium or penalty; and

              (8) the Bank may not exercise any rights to foreclose on the Collateral or take any Collateral in lieu of foreclosure with respect to any Loan unless the Bank has exercised a Put Right (as hereinafter defined) with respect thereto and the Company has failed to perform its obligations with respect to closing the sale and purchase of such Loan in accordance with the terms of
         Section 5c of this Agreement.

         b. NOTE AND PLEDGE AGREEMENT. The Bank covenants to and agrees with the Company that, in connection with each Loan it initiates under the Line of Credit Program, a Borrower will be required to execute (i) a promissory note ("Note") in substantially the form attached hereto as EXHIBIT A and hereby made a part hereof, and (ii) a pledge agreement ("Pledge Agreement") in substantially the form attached hereto as EXHIBIT B and hereby made a part hereof, which Pledge Agreement shall
         (x) require each Borrower to agree that the Shares pledged thereunder constitute Vested Shares and (y) provide that such Pledge Agreement and all rights and obligations thereunder are subject to the terms and significant restrictions contained in each of this Agreement, the Voting Trust Agreement and the Stockholders Agreement;

         c. CHARGES TO BORROWERS. The Bank covenants to and agrees with the Company that the Bank shall not assess any charges against a Borrower in connection with a Loan except for the payment of principal and interest thereon in accordance with the terms of such Borrower's Note; PROVIDED, HOWEVER, that the Bank shall be permitted to provide in each Borrower's Note that costs of collection are borne by such Borrower.

    4.   COVENANTS AND AGREEMENTS.

         a. ACCELERATION OF LINES. The Bank covenants to and agrees with the Company that, without the express written consent of the Company, it shall not, prior to exercise of the Put Right with respect to a Borrower's Loan and breach by the Company of its obligation to purchase the Loan under Section 5c, accelerate such Borrower's Note or Pledge Agreement for any default thereunder; PROVIDED, HOWEVER, that this shall in no way limit the Bank's ability to exercise any Put Right; and PROVIDED FURTHER, HOWEVER, that the Company shall reimburse the Bank for any accrued interest in excess of one (1) year's interest on such Borrower's Loan if such excess arose as a result of the Company's failure to consent to acceleration thereof as a result of the death of the Borrower after request by the Bank for such consent.

         b. CHANGE IN FAIR MARKET VALUE PER SHARE. The Company covenants to and agrees with the Bank that it will notify the Bank of the Fair Market Value per Share within ten (10) business days of any change in the Fair Market Value per Share or, until such notice, as of the date of this Agreement; PROVIDED, HOWEVER, that the Company's obligation to notify the Bank of such change in Fair Market Value per Share shall terminate on the date a public market for the Shares exists, and the Fair Market Value per Share shall thereafter be the Average Closing Price. The notice required under this Section 4b shall be certified as complete and correct by the Chief Financial Officer on behalf of the Company.

         c. DEATH OR OTHER CESSATION OF EMPLOYMENT OF A BORROWER. The Company covenants to and agrees with the Bank that it will notify the Bank of the death or cessation of employment with the Company and its affiliates of any Borrower promptly after its knowledge of such death or cessation of employment.

         d. PROVISION OF CERTAIN FINANCIAL DATA. The Company acknowledges and agrees with the Bank that, as a condition to establishing a Line for any Borrower, such Borrower may be required to deliver to the Bank a recently prepared balance sheet and a copy of such Borrower's federal and state income tax returns as filed for the latest tax year.

         e. SECRETARY'S CERTIFICATE. The Company covenants to and agrees with the Bank that, as a condition to establishing the Line of Credit Program, the Company shall deliver to the Bank a certificate of the secretary or any assistant secretary of the Company certifying as to the adoption of resolutions of the Company authorizing the Company to enter into and deliver this Agreement and all other documents contemplated thereby.

    5.   BANK'S RIGHT TO PUT A LOAN TO THE COMPANY.

         a. PUT RIGHT. The Bank shall have the option to sell and require the Company to purchase (the "Put Right") a Borrower's Loan in whole or in part to the Company upon the occurrence of any of the following events: (i) nonpayment of interest on such Borrower's Loan which is uncured for ninety (90) days; (ii) the filing by such Borrower of a voluntary petition under Title 11; (iii) the commencement of a case against such Borrower under Title 11 (x) resulting in an order for relief which shall not have been stayed or dismissed within sixty (60) days or (y) in which an order for relief shall not have been entered and which shall not have been stayed or dismissed within sixty (60) days after the commencement thereof; (iv) failure by such Borrower to pay the Outstanding Amount at maturity or within thirty (30) days of acceleration in accordance with this Agreement; (v) the Company's breach of performance of its obligations in connection with a Put Right on any Loan, together with its failure to cure within ten (10) days of written notice of such default received by the Company from the Bank; (vi) failure by such Borrower to pledge additional Shares as Collateral when required to do so as a result of a decrease in the Fair Market Value per Share and failure to cure such default within ten (10) days of written notice of such default received by the Borrower from the Bank; or (vii) a default and acceleration of the indebtedness under the Credit Agreement or, at such time as the Credit Agreement indebtedness shall have been paid in full and not refunded or refinanced and the commitments with respect thereto have been terminated, an event shall have occurred which would have been a default under the deemed Credit Agreement and the expiration of all applicable periods of grace shall have occurred such that the lenders thereunder would have be permitted to accelerate the indebtedness thereunder (in the case of each of (i) - (vii), a "Putable Loan"). At the closing of a Put Right, subject to the provisions of Section 4a of this Agreement, the Company shall purchase the Putable Loan from the Bank for an amount equal to (i) the Outstanding Amount of the Putable Loan, plus (ii) interest accrued, through the date of purchase, on such Putable Loan not to exceed one year's interest; PROVIDED, HOWEVER, that if the principal amount of the Putable Loan exceeds the Ceiling Amount, the Company shall purchase the Putable Loan from the Bank for an amount equal to (i) the Ceiling Amount, plus (ii) interest accrued, through the date of purchase, on the Ceiling Amount not to exceed one year's interest.

         b. SURVIVAL OF PUT RIGHTS. The Company acknowledges that the Put Right with respect to a Borrower's Loan, and the Company's obligation to purchase thereunder, shall survive such Borrower's death or other termination of such Borrower's employment with the Company and its affiliates. The Company further acknowledges and agrees that no waiver or failure to exercise any right granted by this Agreement or any Note or Pledge Agreement or extension of the times set forth herein for performance or amendment or modification in any respect with or without the consent of the Company of any provision of any of those agreements nor any forbearance by the Bank whatsoever with respect to any of those agreements shall release, discharge, modify or change the obligation of the Company hereunder.

         c. CLOSING. The Company shall purchase the Putable Loan within thirty (30) days of receipt by the Company of a written notice from the Bank which identifies the Putable Loan and states the Bank's intent to exercise the Put Right with respect thereto. At the closing, against delivery of the purchase price, the Bank shall deliver the Note, the Pledge Agreement and the Collateral to the Company and transfer to the Company all of its rights with respect to the Putable Loan, including, without limitation, an assignment of the applicable Note and Pledge Agreement and all rights thereunder, free and clear of any liens, claims or encumbrances created by or through the Bank, including, without limitation, under the Line of Credit Program, other than those assigned to the Company pursuant to this Agreement. The transfer of the Putable Loan by the Bank shall be without recourse or warranty except warranty of title to the Note.

         d. RECOVERY OF DEFICIENCY BY THE BANK. To the extent that the Company receives from a Borrower on account of his or her Note an amount in excess of the purchase price paid by the Company for such Borrower's Putable Loan under Section 5c of this Agreement, the Company shall promptly remit such amounts to the Bank.

    6.   COMPANY'S RIGHT TO CALL A LOAN FROM THE BANK.

         a. CALL RIGHT. The Bank shall promptly notify the Company in writing (the "Notice") in the event that a Borrower is ninety (90) days past due with respect to his or her interest payments under a Loan. The Bank shall also promptly notify the Company in writing (a "Collateral Insufficiency Notice") in the event that a Borrower fails to pledge additional Collateral when required to do so as a result of a decrease in the Fair Market Value per Share. The Company shall have the option to purchase and require the Bank to sell (the "Call Right") a Borrower's Loan in whole or in part from the Bank upon any of the following events: (i) receipt of a Notice with respect to such Borrower; (ii) failure of a Borrower to make the required reduction in his or her Outstanding Amount or to provide required additional Collateral within sixty (60) days of the date of a Collateral Insufficiency Notice; (iii) the filing by such Borrower of a voluntary petition under Title 11; (iv) the commencement of a case against such Borrower under Title 11; (v) death, Permanent Disability (as defined in the Stockholders Agreement), termination of employment for any reason or substantial reduction in the corporate responsibilities of such Borrower; or (vi) delivery of written notice with respect thereto to the Bank by the Company (in the case of each of (i) - (vi), a "Callable Loan"). At the closing of a Call Right, the Company shall purchase such Borrower's Loan from the Bank for an amount equal to (i) the Outstanding Amount of such Callable Loan, plus (ii) interest accrued, through the date of purchase, on such Callable Loan not to exceed one year's interest; PROVIDED, HOWEVER, that if the principal amount of such Callable Loan exceeds the Borrower's Ceiling Amount, the Company shall purchase the Callable Loan from the Bank for an amount equal to (i) the Ceiling Amount, plus (ii) interest accrued, through the date of purchase, on the Ceiling Amount not to exceed one year's interest.

         b. SURVIVAL OF CALL RIGHTS. The Bank acknowledges that the Call Right with respect to a Borrower's Loan, and the Company's right to purchase thereunder, in addition to such rights created under Section 6a(v), shall survive the termination of such Borrower's employment with the Company and its affiliates.

         c. CLOSING. The Bank shall sell the Callable Loan to the Company within thirty (30) days of receipt by the Bank of a written notice from the Company which identifies the Callable Loan and states the Company's intent to exercise the Call Right with respect thereto. At the closing, against delivery of the purchase price, the Bank shall deliver the Note, the Pledge Agreement and the Collateral to the Company and transfer to the Company all of its rights with respect to the Callable Loan, including, without limitation, an assignment of the applicable Note and Pledge Agreement and all rights thereunder, free and clear of any liens, claims or encumbrances created by or through the Bank, including, without limitation, under the Line of Credit Program, other than those assigned to the Company pursuant to this Agreement. The transfer of the Callable Loan by the Bank shall be without recourse or warranty except warranty of title to the Note.

         d. RECOVERY OF DEFICIENCY BY THE BANK. To the extent that the Company receives from a Borrower on account of his or her Note an amount in excess of the purchase price paid by the Company for such Borrower's Callable Loan under Section 6c of this Agreement, the Company shall promptly remit such amounts to the Bank.

    7. ASSIGNMENT BY THE COMPANY. The Company may from time to time assign any of its rights and obligations hereunder to Holding Corp.; PROVIDED, HOWEVER, that in the event of such assignment, the Company shall remain primarily liable to perform all of such obligations.

    8. APPLICATION OF STOCKHOLDERS AGREEMENT AND VOTING TRUST AGREEMENT; LETTER AGREEMENT.

         a. APPLICATION. The Collateral shall at all times remain subject to the terms and significant restrictions of each of the Stockholders Agreement and the Voting Trust Agreement as the same may be amended from time to time, including, without limitation, the right of Designated Management Optionees, as defined in the Stockholders Agreement, and Holding Corp. to purchase Shares subject thereto pursuant to the terms of such Stockholders Agreement, free and clear of all claims, liens and encumbrances created under or in connection with the Line of Credit Program and rights of refusal with respect to any transfer, including a transfer upon foreclosure on the Shares or taking the Shares in lieu of foreclosure. One-half (1/2) of all cash proceeds of any purchase of Shares included in the Collateral, including payments of principal of any promissory note issued to pay the purchase price for such purchase, up to the full amount of the applicable Loan, plus accrued interest, shall be applied to payment of the Loan by or on behalf of the applicable Borrower, with any excess being held by or returned to the Borrower, and any such promissory note shall be pledged as Collateral to secure the repayment of the Loan. The Company shall remain subject to Put Rights and retain Call Rights hereunder to the extent such proceeds are insufficient to repay the Loan.

         b. LETTER AGREEMENT. Concurrently with the execution of this Agreement, the Bank shall execute a letter agreement regarding the Stockholders Agreement in substantially the form contained in EXHIBIT C attached hereto and hereby made a part hereof.

    9. PROGRAM COMMITTEE. The Bank shall be entitled to rely on the authority of the Program Committee with respect to all matters concerning the Line of Credit Program. The Program Committee presently consists of Bernard F. Brennan and Myron Lieberman, and the Bank shall be entitled to rely on their constituting the Program Committee until such time as the Company provides notice to the contrary.

    10. TERMINATION. This Agreement shall terminate on the later of the end of the Program Term or at such time as there are no outstanding Lines or Loans. It is understood that all Loans are required to be paid on or before June 21, 1998.

    11. FEES. The Company shall pay fees, in an amount mutually agreeable to the parties hereto, to the Bank in connection with the Line of Credit Program.

    12.  TERMINATION OF THE BANK'S COMMITMENT TO MAKE LOANS.

         a. ANY LOANS. The Bank's commitment to advance any additional funds pursuant to the Line of Credit Program shall terminate upon the occurrence of any of the following events:

              (1) the filing by the Company or Holding Corp. of any voluntary petition under Title 11 or the commencement of a similar proceeding by the Company or Holding Corp. under any similar state or federal statute;

              (2) the commencement of a case against the Company or Holding Corp. under Title 11 by a third party:

                   (i) resulting in an order for relief which shall not have been stayed or dismissed within sixty (60) days; or

                   (ii) in which an order for relief shall not have been
              entered and which shall not have been stayed or dismissed within sixty (60) days after the commencement thereof;

              (3) any breach of the Stockholders Agreement, provided such breach has a material adverse effect on the Bank;

              (4) occurrence of a default and the expiration of all applicable periods of grace permitting the lenders thereunder to accelerate the indebtedness under the Credit Agreement; or

              (5) failure, as a result of breach by the Company, to close when required under Section 5c of this Agreement.

         b. PUTABLE LOAN. If a Borrower's Loan shall become a Putable Loan pursuant to Section 5a of this Agreement, the Bank shall not be under any obligation thereafter to make a Loan to such Borrower, and shall be permitted to terminate such Borrower's Line.

         c. REGULATION U. If the Shares shall become margin securities under Regulation U promulgated by the Federal Reserve Board, the Bank shall not be under any obligation thereafter to make a Loan to such Borrower, and shall be permitted to terminate such Borrower's Line if such Borrower does not provide the customary undertaking as to the use of such Borrower's Line within ten (10) days of the written request therefor by the Bank.

         d. UPDATED FINANCIAL INFORMATION. If a Borrower does not provide the Bank with annual updates to the financial information requested by the Bank pursuant to Section 4d of this Agreement, the Bank shall not be under any obligation thereafter to make a Loan to such Borrower, and shall be permitted to terminate such Borrower's Line.

         e. DEFAULTED LOAN. If a Borrower defaults under the terms of the Note, the Bank shall not be under any obligation thereafter to make a Loan to such Borrower, and shall be permitted to terminate such Borrower's Line.

    13.  MISCELLANEOUS.

         a. WAIVER. The failure in any one or more instances of a party to insist upon performance of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but shall continue and remain in full force as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

         b. FURTHER ASSURANCES. The Bank and the Company agree that they shall execute such further documents and do such other acts and things as may be necessary or proper to effectuate any transaction contemplated by this Agreement.

         c. NO REPRESENTATIONS, WARRANTIES OR GUARANTY. The Company shall not at any time be deemed to have made any representation or warranty, express or implied, with respect to the validity, enforceability or collectibility of any Loan or the creditworthiness of any Borrower. Under no circumstances shall the Company be deemed to be the guarantor of payment for any Loan.

         d. GOVERNING LAW. The validity, interpretation and performance of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to contracts made in that state, without giving effect to the conflict of laws principles thereof.

         e. REMEDY. Each of the parties hereto acknowledges and agrees that, in the event of a breach of this Agreement, the nonbreaching party will not have an adequate remedy in money or damages. Each party hereto agrees that in the event of a breach hereunder, the nonbreaching party shall be entitled to obtain an injunction, without notice or bond, against such breach from a court of competent jurisdiction, immediately upon request.

         f. NOTICE. Any notice required or permitted to be given under this Agreement shall be in writing and shall be delivered in person, sent by registered or certified mail, and addressed as specified below or to such other address as may be substituted by written notice from one party to the others, delivered by an air courier who guarantees next day delivery and so addressed or sent by telecopy to the number specified below or to such other number as may be substituted by written notice from one party to the others with a copy of such telecopy to follow by United States mail, postage prepaid:

         (a)  If to the Bank           The Northern Trust Company
              as follows:              50 South LaSalle Street
                                       Chicago, Illinois  60675
                                       Attn:     Ms. Deborah A. Hopkins,
                                                 Vice President

                                       Telecopy No.  (312) 557-2964
                                       Telephone No. (312) 444-3580

              with a copy to:          Mayer, Brown & Platt
                                       190 South LaSalle Street
                                       Chicago, Illinois  60603
                                       Attn:  Thomas N. Jersild, Esq.

                                       Telecopy No. (312) 701-7711
                                       Telephone No. (312) 701-7022

         (b)  If to the Company        Montgomery Ward & Co., Incorporated
              as follows:              One Montgomery Ward Plaza
                                       Chicago, Illinois  60610
                                       Attn:  Senior Vice President - Finance

                                       Telecopy No. (312) 467-7421
                                       Telephone No. (312) 467-3242

              with a copy to:          Altheimer & Gray
                                       10 South Wacker Drive
                                       Suite 4000
                                       Chicago, Illinois  60606
                                       Attn:  John E. Lowe, Esq.

                                       Telecopy No. (312) 715-4800
                                       Telephone No. (312) 715-4020

         and such notice shall be conclusively deemed given when delivered in person, five (5) days after mailing same, one (1) day after delivery to the air courier for next day delivery, or if sent by telecopy, on the next business day after it was sent.

         g. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and supersedes all previous agreements and understandings, if any (whether written or oral, express or implied), between the parties hereto with respect to the subject matter hereof. No terms, conditions, understanding or agreement purporting to modify or amend the terms of this Agreement shall be binding unless such modification or amendment is made in writing, executed by the parties hereto, expressly refers to this Agreement and recites its intention to modify or amend this Agreement.

         h. SEVERABILITY. The invalidity of any provision of this Agreement or a portion of the provisions shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the parties consent that a court of competent jurisdiction may modify it so as to create the valid, legal and enforceable commitment which comes closest to the intention of the parties underlying the provision so modified.

         i. HEADINGS. The Section and subsection headings as to the content of particular Sections and subsections are for the convenience of the parties and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Sections or subsections to which they refer.

         j. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                  THE NORTHERN TRUST COMPANY


                                  By:________________________________________
                                     Its:____________________________________


                                  MONTGOMERY WARD & CO., INCORPORATED


                                  By:_________________________________________


                                  Its:________________________________________

                                      SCHEDULE I





BORROWER                                              CEILING AMOUNT
--------                                              --------------

Irving P. Hammer                                      $ 75,000.00

Carol J. Harms                                        $ 29,837.42

Robert A. Kasenter                                    $297,035.42

G. Tad Morgan                                         $ 75,000.00

George C. Overholt, Jr.                               $ 74,439.91

James J. Poetz                                        $ 63,051.43